Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder
Nationwide Life Insurance Company:

We consent to the incorporation by reference in this Registration Statement on Form N-4 our reports on Nationwide Variable Account and Nationwide Life Insurance Company and subsidiaries dated March 13, 2012 and March 1, 2012, respectively, which appear in the Registration Statement on Form N-4 (File No. 002-58043). We also consent to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information incorporated by reference into this Registration Statement.

/s/ KPMG LLP

Columbus, Ohio
February 13, 2013